Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
(a) Dividend declaration - preferred stock Series C and Series D: In January 2026, the board of directors declared a dividend of $0.50 per share of all classes of preferred shares, totaling $2,000, payable to all shareholders of record as of January 16, 2026, which was paid on January 30, 2026.

(b) Acquisition of newbuild vessels: In January 2026, the Company entered into an agreement for the acquisition of two newbuild, 82,500 dwt, dry-bulk, Kamsarmax class vessels, with scheduled delivery dates in the third quarter of 2028 and the first quarter of 2029.

(c) Dividend declaration - common stock: In February 2026, the board of directors declared a dividend of $0.05 per share of common stock, totaling $5,113 payable to all shareholders of record of the Company's common stock at the closing of trading on March 2, 2026, which will be paid on March 18, 2026.
(d) Sale of vessel: In February, 2026, the Company entered into an agreement for the sale of the MV Michalis H, a Chinese-built, 180,400 dwt, dry-bulk, Capesize class vessel, at a gross sale price of $35.2 million and with scheduled delivery dates in the first quarter of 2026.